Sanford C. Bernstein Fund, Inc.
811-05555
Exhibit 77Q


ARTICLES SUPPLEMENTARY
SANFORD C. BERNSTEIN FUND, INC.

ARTICLES OF AMENDMENT


            Sanford C. Bernstein Fund, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 the Corporation, hereby certifies to the State
Department of Assessments and Taxation of Maryland that:

            FIRST: The charter of the Corporation the Charter is hereby amended to change the name of certain classes of certain Portfolios as such term is used in the Charter of common stock of the Corporation as set forth below:

Current Name of Portfolio/Class

New Name of Portfolio/Class
Short Duration Plus/
Short Duration Plus/
      AllianceBernstein Short
Duration Class A
     AB Short Duration Class A
      AllianceBernstein Short
Duration Class B
     AB Short Duration Class B
      AllianceBernstein Short
Duration Class C
     AB Short Duration Class C
      AllianceBernstein Short
Duration Class R
     AB Short Duration Class R


Diversified Municipal/
Diversified Municipal/
AllianceBernstein Intermediate
Diversified Municipal Class A
AB Intermediate
Diversified Municipal
Class A
AllianceBernstein Intermediate
Diversified Municipal Class B
AB Intermediate
Diversified Municipal
Class B
AllianceBernstein Intermediate
Diversified Municipal Class C
AB Intermediate
Diversified Municipal
Class C


New York Municipal/
New York Municipal/
AllianceBernstein Intermediate
New York Municipal Class A
AB Intermediate New York
Municipal
Class A
AllianceBernstein Intermediate
New York Municipal Class B
AB Intermediate New York
Municipal
Class B
AllianceBernstein Intermediate
New York Municipal Class C
AB Intermediate New York
Municipal
Class C


California Municipal/
California Municipal/
AllianceBernstein Intermediate
California Municipal Class A
AB Intermediate California
Municipal
Class A
AllianceBernstein Intermediate
California Municipal Class B
AB Intermediate California
Municipal
Class B
AllianceBernstein Intermediate
California Municipal Class C
AB Intermediate California
Municipal
Class C

Tax-Managed International/
Tax-Managed International/

AllianceBernstein Tax-Managed
International Class A
AB Tax-Managed International Class A

AllianceBernstein Tax-Managed
International Class B
AB Tax-Managed International Class B

AllianceBernstein Tax-Managed
International Class C
AB Tax-Managed International Class C




International/
International/

AllianceBernstein International Class A
AB International Class A

AllianceBernstein International Class B
AB International Class B

AllianceBernstein International Class C
AB International Class C

AllianceBernstein International Class R
AB International Class R


	SECOND:  The foregoing amendment to the
Charter was approved by a majority of the entire Board of Directors of the Corporation and was limited to a change expressly authorized by Section 2-605a2 of the Maryland
General Corporation Law without action by the stockholders.

            THIRD:  The undersigned officer of the
Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


IN WITNESS WHEREOF, the Corporation
has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Financial Officer and attested to by its Secretary on this 27th day of January, 2015.


ATTEST:					SANFORD C.
BERNSTEIN FUND, INC.



____________________________		By:
			SEAL
Name:	Emilie D. Wrapp		     	Name: Joseph
J. Mantineo
Title: Secretary				Title: Chief
Financial Officer